UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2004

CORILLIAN CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 0-29291

Oregon	91-1795219
(State or other jurisdiction of incorporation	I.R.S. Employer
or organization)	Identification No.)

3400 NW John Olsen Place
Hillsboro, Oregon	97124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 629-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

On August 23, 2004, Corillian Corporation entered into an amendment to its lease with CarrAmerica Realty Operating Partnership, L.P., dated May 22, 2000 for office space at Corillian’s corporate headquarters in Hillsboro, Oregon. A copy of this amendment is attached hereto as Exhibit 99.1. This amendment reduces the space leased effective January 1, 2005 to approximately 100,000 square feet, from the approximately 122,000 square feet previously leased. The amendment also extends the lease expiration date to September 2010.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 23, 2004, Corillian Corporation entered into an amendment to its lease for office space at its corporate headquarters in Hillsboro, Oregon. A copy of this agreement is attached hereto as Exhibit 99.1. This amendment reduces the space leased effective January 1, 2005 to approximately 100,000 square feet, from the approximately 122,000 square feet previously leased. The amendment also extends the lease expiration date to September 2010.

Minimum payments on the lease, before and after amendment, are as follows:

	After	Before
	Amendment	Amendment
	(in thousands)
Years ending December 31:
2004	$2,757	$2,757
2005	2,300	2,818
2006	2,351	2,881
2007	2,355	2,198
2008 - 2010	6,317	—

Total	$16,080	$10,654

Item 2.05. Costs Associated with Exit or Disposal Activities

On August 23, 2004, Corillian Corporation entered into an amendment to its lease for office space at its corporate headquarters in Hillsboro, Oregon. A copy of this amendment is attached hereto as Exhibit 99.1. This amendment reduces the space leased effective January 1, 2005 to approximately 100,000 square feet, from the approximately 122,000 square feet previously leased. The amendment also extends the lease expiration date to September 2010.

Pursuant to Statement No. 146, Accounting for Costs Associated with Exit or Disposal Activities, and Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, Corillian anticipates recognizing a non-cash charge of approximately $500,000 in the third quarter of 2004 to write off the remaining book value of long-lived assets in the space Corillian will be vacating. Corillian does not anticipate incurring any future cash expenditures as a result of vacating this space.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description
99.1	First Amendment to Lease between CarrAmerica Realty Operating Partnership, L.P. and Corillian, dated August 23, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2004

CORILLIAN CORPORATION
By:	/s/ PAUL K. WILDE
Paul K. Wilde
Chief Financial Officer

CORILLIAN CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	First Amendment to Lease between CarrAmerica Realty Operating Partnership, L.P. and Corillian, dated August 23, 2004